Exhibit 10.5

Twin Hospitality Group Inc.

Management Equity Plan

Twin Hospitality Group Inc.

Management Equity Plan

Contents

1.	Purpose	1
2.	Definitions	1
3.	Administration	5
4.	Shares Subject to Plan	5
5.	Award Terms	6
7.	General Provisions	7

Twin Hospitality Group Inc.

Management Equity Plan

1. Purpose. The purpose of this Twin Hospitality Group Inc. Management Equity Plan, as may be amended from time to time (this “Plan”), is to assist the Company and its Related Entities in motivating, retaining, and rewarding high-quality executives and other key service providers to the Company or its Related Entities in connection with the spin-off of the Company from FAT Brands Inc. as a standalone publicly-traded company. This Plan is intended to provide one-time RSU grants to select executives and key service providers to align their interests with the interests of the Company’s shareholders.

2. Definitions. For purposes of this Plan, the following terms are defined as set forth below, in addition to such terms defined elsewhere in this Plan.

(a) “Award” means a grant of RSUs to a Participant under this Plan.

(b) “Award Agreement” means a written agreement in a form substantially similar to the form attached hereto as Exhibit A documenting the Award. To the extent the Committee approves an Award Agreement that includes terms that differ from the Plan, the terms of the Award Agreement shall control.

(c) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 5(b)(iii). If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the Participant’s estate.

(d) “Beneficial Owner” and “Beneficial Ownership” have the respective meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Board of Directors of the Company.

(f) “Cause” has the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term means (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g) “Change in Control” means a Change in Control as defined in the Twin Hospitality Group, Inc. 2024 Incentive Compensation Plan, as amended from time to time.

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(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i) “Committee” means a committee of the Board designated and authorized by the Board to administer this Plan; provided, however, that, if the Board fails to designate and authorize such a committee, or if there are no longer any members on the committee so designated by the Board, or for any other reason determined by the Board, then the Board shall serve as the Committee. While it is intended that the Committee shall consist of at least two directors, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of this Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under this Plan, and (ii) “Independent”, the failure of the Committee to be so comprised shall not invalidate any Award that otherwise satisfies the terms of this Plan.

(j) “Company” means Twin Hospitality Group Inc., a Delaware corporation, and any successor thereto.

(k) “Consultant” means any consultant or advisor who, directly or indirectly, provides services to the Company or any Related Entity, so long as (i) such person renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) such person does not directly or indirectly promote or maintain a market for the Company’s securities, and (iii) the identity of such person would not preclude the Company from offering or selling securities to such person pursuant to this Plan in reliance upon either the exemption from registration provided by Rule 701 under the Securities Act, or, if the Company is required to file reports pursuant to Section 13 or Section 15(d) of the Exchange Act, registration under the Securities Act pursuant to a Registration Statement on Form S-8.

(l) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant, or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, subject to the terms of Section 2(p) hereof, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). For clarity, for purposes of this Plan, military leave, statutory maternity or paternity leave, or sick leave shall be deemed Continuous Service, unless determined otherwise by the Committee.

(m) “Director” means a member of the Board or the board of directors of any Related Entity.

(n) “Dividend Equivalent” means a right, granted to a Participant to receive cash equal in value to dividends paid with respect the number of Shares then subject to an Award. Dividend Equivalents shall cease to apply with respect to Shares subject to an Award once such Shares have been issued.

(o) “Effective Date” means the effective date of this Plan, which shall be the Offering Date.

(p) “Eligible Person” means each Director, Employee, Consultant, and other person who provides services to the Company or any Related Entity. An Employee on leave of absence may, in the discretion of the Committee, be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in this Plan.

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(q) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity, or is a prospective employee of the Company or any Related Entity (conditioned upon and effective not earlier than, such person becoming an employee of the Company or any Related Entity). The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including the rules thereunder and successor provisions and rules thereto.

(s) “Fair Market Value” means the fair market value of Shares, Awards or other property on the date as of which the value is being determined, as determined by the Committee, or under procedures established by the Committee, subject to the following:

(i) If, on such date, the Shares are listed on a national securities exchange or market system, the Fair Market Value of a Share shall be the closing price of a Share (or the mean of the closing bid and asked prices of a Share if the Shares are so quoted instead) as quoted on the applicable exchange or system, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Share has traded on such exchange or system, the date on which the Fair Market Value shall be established shall be the last day on which the Share was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

(ii) If, on such date, the Shares are not listed on a national securities exchange or market system, but is traded on an over-the-counter market, the Fair Market Value of a Share shall be the average of the closing bid and asked prices for Shares, or, if there are no closing bid and asked prices, the last closing price, in such over-the-counter market for the last preceding date on which there was a sale of such Shares in such market.

(iii) If, on such date, the Shares are not listed on a national securities exchange or market system, and are not traded on an over-the-counter market, the Fair Market Value of a Share shall be as determined by the Committee or the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(t) “FAT Brands” means FAT Brands Inc., a Delaware corporation, and any successor thereto.

(u) “Independent”, when referring to either members of the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market.

(v) “Listing Market” means the primary national securities exchange on which the securities of the Company are listed for trading, and if not listed for trading, the Nasdaq Stock Market.

(w) “Offering Date” means the date that the Form 10 (File No. 001-42395), filed by the Company with the SEC on or about November 1, 2024, or any amendment thereto is declared effective by the SEC.

(x) “Parent” means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

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(y) “Participant” means a person who has been granted an Award which remains outstanding, including a person who is no longer an Eligible Person.

(z) “Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(aa) “Related Entity” means any Parent or Subsidiary, or any business, corporation, partnership, limited liability company or other entity designated by the Committee in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly, and with respect to which the Company may offer or sell securities pursuant to this Plan in reliance upon either the exemption from registration provided by Rule 701 under the Securities Act, or, if the Company is required to file reports pursuant to Section 13 or Section 15(d) of the Exchange Act, registration under the Securities Act pursuant to a Registration Statement on Form S-8.

(bb) “Restricted Stock Unit” or “RSU” means a right to receive Shares at the end of a specified deferral period.

(cc) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to this Plan and Participants, promulgated by the SEC under Section 16 of the Exchange Act or any successor to such Rule.

(dd) “SEC” means the United States Securities and Exchange Commission.

(ee) “Securities Act” means the Securities Act of 1933, as amended from time to time, including the rules thereunder and successor provisions and rules thereto.

(ff) “Shares” means shares of Class A Common Stock, par value $0.0001 per share, of the Company, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 6(b).

(gg) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(hh) “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted by an entity (i) which becomes a Related Entity after the date hereof, or (ii) with which the Company or any Related Entity combines.

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3. Administration

(a) Authority of the Committee. This Plan shall be administered by the Committee except to the extent (and subject to the limitations imposed by Section 3(b)) the Board elects to administer this Plan, in which case this Plan shall be administered by only those members of the Board who are Independent members of the Board, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of this Plan, to select Eligible Persons to become Participants, grant Awards, determine the number of Shares subject to, and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of this Plan, construe and interpret this Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of this Plan. In exercising any discretion granted to the Committee under this Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants. Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Related Entity or any Participant or Beneficiary, or any transferee under Section 5(b)(iii) or any other person claiming rights from or through any of the foregoing persons or entities.

(b) Manner of Exercise of Committee Authority.The Committee, and not the Board, shall exercise sole and exclusive discretion (i) on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act, and (ii) with respect to any Award to an Independent Director. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to members of the Board, the Chief Executive Officer of the Company or other officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company. The Committee may appoint agents to assist it in administering this Plan, including, without limitation, appointing one or more members of the Company’s management, with the power or authority otherwise granted to the Committee under this Plan, with respect to a number of Shares reserved and available for delivery under this Plan, subject to the terms and limitations of such power or authority as determined by the Committee in its sole and absolute discretion. In no event, however, may an agent appointed by the Committee to assist it in administering this Plan be permitted to grant Awards to, or exercise any discretion with respect to any and all other matters relating to Awards previously granted to, such agent appointed by the Committee to assist it in administering this Plan.

(c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of this Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to this Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Shares Subject to Plan

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 6(b), the total number of Shares reserved and available for delivery under this Plan shall be 4,742,346 shares (the “Share Pool”). The Shares reserved for issuance may be issued from authorized and unissued Shares of the Company, or Shares held by the Company as treasury stock. The Share Pool shall be depleted by the number of Shares subject to an Award at the time the Award is granted. Because the purpose of the Plan is to provide one-time Awards in connection with the Company’s spin-off from FAT Brands, if all or any portion of an Award is forfeited, then the forfeited Shares shall not be added back to the Share Pool but rather shall be issued to FAT Brands as fully-paid Shares immediately following any such forfeiture. FAT Brands is an intended third-party beneficiary of this Section 4(a).

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(b) Application of Limitation to Grants of Awards. No Award may be granted if the number of Shares to be delivered in connection with such Award exceeds the number of Shares remaining available in the Share Pool.

5. Award Terms

(a) General. Awards may be granted on the terms and conditions set forth in this Section 5. In addition, the Committee may impose on any Award, at the date of grant or thereafter (subject to Section 6(d)), such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Committee shall determine. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive, or modify, at any time, any term or condition of an Award. Except in cases in which the Committee is authorized to require other forms of consideration under this Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware law, no consideration other than services may be required for the grant of any Award.

(b) Award Terms. All Awards made hereunder shall be subject to the following terms and conditions:

(i) Vesting. A Participant’s Award shall vest at such time and subject to such conditions as are set forth in the Award Agreement for such Participant.

(ii) Settlement. The Shares subject to the vested RSUs will be issued to the Participant in the amounts and on the settlement dates as set forth in the Award Agreement for such Participant.

(iii) Transferability. An Award may not be sold, transferred, pledged, hypothecated, margined, assigned or otherwise encumbered by the Participant or any Beneficiary, other than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant.

(iv) Dividend Equivalents. Unless otherwise set forth in an Award Agreement, each Award shall automatically include Dividend Equivalents, which shall be accumulated and paid in cash at the same time the related RSU is settled. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to the same risk of forfeiture as the Restricted Stock Unit with respect to which such Shares or other property have been distributed, and shall be distributed to the Participant at the same time as the related Restricted Stock Units are settled.

(v) Execution. Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company.

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(c) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 of the Exchange Act pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.

(d) Code Section 409A.

(i) The Award Agreement for any Award that the Committee reasonably determines to constitute a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), and the provisions of the Section 409A Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of this Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(ii) If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code, the time or schedule for any payment of the deferred compensation may not be accelerated or further deferred, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service. The limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(iii) Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A of the Code, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A of the Code.

6. General Provisions

(a) Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, but subject to the requirements of Code Section 409A, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

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(b) Adjustments; Change in Control.

(i) Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event occurs after the Offering Date that affects the Shares and/or such other securities of the Company or any other issuer, then the Committee shall, in such manner if and as it may deem appropriate and equitable, substitute, or exchange the number and kind of Shares subject to or deliverable with respect to outstanding Awards or amend any aspect of any Award that the Committee determines to be appropriate in order to prevent the reduction or enlargement of benefits under any Award, provided such amendment otherwise complies with this Plan.

(ii) Adjustments in Case of Certain Transactions; Change in Control. In the event that, following the Offering Date, a merger, consolidation or other reorganization occurs in which the Company does not survive, or any Change in Control occurs, any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (A) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity; (B) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary; (C) full vesting of the outstanding Awards; (D) replacement of such Awards with other rights or property selected by the Committee; or (E) settlement of the value of the vested portion of the outstanding Awards in cash or cash equivalents or other property, followed by cancellation of the vested and unvested portions of such Awards; in each case in a manner that complies with Code Section 409A, if applicable. For the purposes of this Plan, an Award shall be considered assumed or substituted for if following the applicable transaction the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the applicable transaction, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the applicable transaction, the consideration (whether stock, cash or other securities or property) received in the applicable transaction by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that, if such consideration received in the applicable transaction is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the settlement of an Award for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the applicable transaction. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(iii) Other Adjustments. The Committee or the Board is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant.

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(c) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under this Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award (including the vesting of an Award), and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis, as determined in the discretion of the Committee. The amount of withholding tax paid with respect to an Award by the withholding of Shares otherwise deliverable pursuant to the Award or by delivering Shares already owned shall not exceed the maximum statutory withholding required with respect to that Award (or such other limit as the Committee shall impose, including without limitation, any limit imposed to avoid or limit any financial accounting expense relating to the Award).

(d) Changes to this Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate this Plan, or the Committee’s authority to grant Awards under this Plan, without the consent of stockholders or Participants, except that any amendment or alteration to this Plan shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3) or the rules of the Listing Market, and the Board may otherwise, in its discretion, determine to submit other such changes to this Plan to stockholders for approval; provided that, except as otherwise permitted by this Plan or an Award Agreement, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in this Plan; provided that, except as otherwise permitted by this Plan or Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under terms of such Award.

(e) Clawback of Benefits.

(i) The Company may (A) cause the cancellation of any Award, (B) require reimbursement of any Award by a Participant or Beneficiary, and (C) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law (each, a “Clawback Policy”). In addition, a Participant may be required to repay to the Company certain previously paid compensation, whether provided under this Plan or an Award Agreement or otherwise, in accordance with any Clawback Policy. By accepting an Award, a Participant is also agreeing to be bound by any existing or future Clawback Policy adopted by the Company, or any amendments that may from time to time be made to the Clawback Policy in the future by the Company in its discretion (including without limitation any Clawback Policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the Participant’s Award Agreements may be unilaterally amended by the Company, without the Participant’s consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any Clawback Policy.

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(ii) If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Related Entity or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Related Entity, as determined by the Committee in its sole discretion, then (A) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled, and (B) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of an Award (including any gains).

(f) Limitation on Rights Conferred Under Plan. Neither this Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time; (iii) giving an Eligible Person or Participant any claim to be granted any Award under this Plan or to be treated uniformly with other Participants and Employees; or (iv) conferring on a Participant any of the rights of a stockholder of the Company or any Related Entity including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of stockholders or any right to receive any information concerning the Company’s or any Related Entity’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company or any Related Entity in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award. Neither the Company, nor any Related Entity, nor any of their respective officers, directors, representatives or agents is granting any rights under this Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(g) Unfunded Status of Awards; Creation of Trusts. This Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in this Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company or Related Entity that issues the Award; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the obligations of the Company or Related Entity under this Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of this Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(h) Nonexclusivity of this Plan. Neither the adoption of this Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable.

(i) Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award; rather, the Fair Market Value of such fractional Share shall be paid in cash on the date that the fractional Share would have otherwise been issued.

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(j) Governing Law. Except as otherwise provided in any Award Agreement, the validity, construction and effect of this Plan, any rules and regulations under this Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, in each case, without giving effect to principles of conflict of laws, and applicable federal law.

(k) Jurisdiction. By accepting an Award, each Participant irrevocably and unconditionally (i) consents to submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America, in each case located in the State of Delaware, for any action arising out of or relating to this Plan (and agrees not to commence any litigation relating to this Plan except in such courts), and (ii) further agrees that service of any process, summons, notice or document by U.S. registered mail to the address of such Participant contained in the records of the Company shall be effective service of process for any litigation brought against such Participant it in any such court.

(l) Foreign Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of this Plan.

(m) Plan Effective Date; Termination of Plan. This Plan shall become effective on the Effective Date. This Plan shall terminate at the earliest of (a) such time as no Awards remain outstanding, or (b) termination of this Plan by the Board. Awards outstanding upon termination of this Plan shall remain in effect until they have been settled or forfeited in accordance with their terms.

(n) Construction and Interpretation. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections are inserted for convenience and reference and constitute no part of this Plan.

(o) Severability. If any provision of this Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

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